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                                                              EXHIBIT 99.B22N(3)

                                 AMENDMENT NO. 2
                                       TO
                                   SSgA FUNDS

                     MULTIPLE CLASS EXPENSE ALLOCATION PLAN
                             PURSUANT TO RULE 18f-3

                               SELECT CLASS SHARES

This Amendment No. 2 amends the SSgA Funds' Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3 (the "Plan"). The Plan relates to shares of the series of The SSgA Funds (the "Trust"), a Massachusetts business trust. The Board of Trustees of the Trust now desires to amend Section II and Schedule A to the Plan to add the Select Class Shares as follows:

1. SECTION II. Section II of the Plan is hereby amended to add a new subsection No. 4, "Select Class Shares," and consecutively renumber the remaining subsection. New subsection No. 4 is added in its entirety as follows:

     4. SELECT CLASS SHARES. The Select Class Shares are offered without imposition of a FESL or CDSL. Select Class Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Trust's 12b-1 Plan for Select Class Shares. Select Class Shares are offered for sale only to investors meeting the eligibility requirements disclosed in the current prospectus for such Select Class Shares.

2. SCHEDULE A. Schedule A to the Plan is hereby amended to read in its entirety as Schedule A attached to this Amendment.

3. EFFECTIVE DATE. The effective date of this amendment shall be November 8, 2005.

4. OTHER TERMS. All other terms of the Plan shall remain in full force and effect.


SSgA FUNDS

By
  ---------------------------------
Lynn L. Anderson
President and Chairman of the Board


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                                   SCHEDULE A
                                 THE SSGA FUNDS
                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                           AS REVISED NOVEMBER 8, 2005

FUND                                                       CLASSES
--------------------------------------------------------   -------------------
SSgA Aggressive Equity Fund                                Institutional Class
                                                           Class R
SSgA Bond Market Fund                                      Institutional Class
                                                           Class R
SSgA Core Opportunities Fund                               Institutional Class
                                                           Class R
SSgA Disciplined Equity Fund                               Institutional Class
SSgA Emerging Markets Fund                                 Institutional Class
                                                           Select Class
SSgA High Yield Bond Fund                                  Institutional Class
SSgA IAM SHARES Fund                                       Institutional Class
SSgA Intermediate Fund                                     Institutional Class
SSgA International Growth Opportunities Fund               Institutional Class
SSgA International Stock Selection Fund                    Institutional Class
                                                           Class R
SSgA Large Cap Growth Opportunities Fund                   Institutional Class
SSgA Large Cap Value Fund                                  Institutional Class
SSgA Life Solutions Balanced Fund                          Institutional Class
                                                           Class R
SSgA Life Solutions Growth Fund                            Institutional Class
                                                           Class R
SSgA Life Solutions Income and Growth Fund                 Institutional Class
                                                           Class R
SSgA Money Market Fund                                     Institutional Class
SSgA Prime Money Market Fund                               Institutional Class
                                                           Class T
SSgA S&P 500 Index Fund                                    Institutional Class
SSgA Small Cap Fund                                        Institutional Class
                                                           Class R
SSgA Tax Free Money Market Fund                            Institutional Class
SSgA Tuckerman Active REIT Fund                            Institutional Class
SSgA US Government Money Market Fund                       Institutional Class
SSgA US Treasury Money Market Fund                         Institutional Class
                                                           Class T
SSgA Yield Plus Fund                                       Institutional Class